EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File No. 33-99700.




                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
February 15, 2000


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